UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2011

MEDCATH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-35208	56-2248952
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10720 Sikes Place Charlotte, North Carolina	28277
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 708-6600

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events.

On August 17, 2011, MedCath Corporation (the “Company”) filed a Definitive Proxy Statement (the “Proxy Statement”) relating to a Special Meeting of Stockholders to be held on September 22, 2011 (the “Special Meeting”). In connection with the Special Meeting, the Company’s Board of Directors (the “Board”) recommended a vote approving the Asset Sale – Complete Liquidation Proposal, which includes (a) the sale of all or substantially all of the remaining assets of the Company prior to filing a certificate of dissolution and (b) the Company’s complete liquidation (as the term “complete liquidation” is described in Section 346(a) of the Internal Revenue Code of 1986, as amended).

On August 26, 2011, subsequent to the filing the Proxy Statement, the Company entered into a definitive agreement (the “Agreement”) to sell substantially all the assets of Hualapai Mountain Medical Center in Kingman, Ariz., to Kingman Regional Medical Center (the “Hualapai Sale”). The Hualapai Sale is conditioned upon stockholder approval of the Asset Sale – Complete Liquidation Proposal at the Special Meeting. The Company filed a Supplement to the Proxy Statement on Schedule 14A (the “Proxy Supplement”) on September 2, 2011 to provide details related to the Hualapai Sale.

The Board continues to recommend a vote “FOR” approval of the Asset Sale – Complete Liquidation Proposal, which includes (a) the sale of all or substantially all of the remaining assets of the Company prior to filing a certificate of dissolution and (b) the Company’s complete liquidation (as the term “complete liquidation” is described in Section 346(a) of the Internal Revenue Code of 1986, as amended).

If a stockholder has already submitted its proxy and does not wish to change its vote on the Asset Sale – Complete Liquidation Proposal, as supplemented by the Proxy Supplement, no further action by that stockholder is necessary. Stockholders do not need to submit a new proxy unless they wish to change their vote on Proposal 1. If stockholders have already submitted their proxy and they wish to change their vote on any matter, they may revoke their proxy before it is voted at the Special Meeting by (a) submitting written notice of revocation or another proxy with new voting instructions to the Company’s Corporate Secretary at its registered office at any time up to and including the last business day preceding the day of the Special Meeting, (b) submitting written notice of revocation or another proxy with new voting instructions to the chairperson of the Special Meeting on the day of the Special Meeting, (c) voting in person at the Special Meeting or (d) in any other manner permitted by law.

All stockholders who have not yet voted or who wish to change their vote on Proposal 1 are urged to vote their shares in the manner described in the Proxy Statement as soon as possible.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDCATH CORPORATION

Date: September 2, 2011	By:	/s/ James A. Parker
James A. Parker
Executive Vice President and Chief Financial Officer